As filed with the Securities and Exchange Commission on January 14, 1997
                           Registration No. _________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               IDT Corporation
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                                       22-3415036
   ----------------------                    ----------------------------------
  (State of incorporation)                  (I.R.S. employer identification no.)

                               294 State Street
                        Hackensack, New Jersey 07601
               -------------------------------------------------
              (Address of principal executive offices) (Zip code)

 Amended and Restated 1996 Stock Option and Incentive Plan of IDT Corporation
 ----------------------------------------------------------------------------
                         Employee Stock Option Program
                         -----------------------------
                           (Full title of the plans)

                                Howard S. Jonas
                     Chairman and Chief Executive Officer
                                IDT CORPORATION
                               294 State Street
                         Hackensack, New Jersey 07601
                                (201) 928-1000
           --------------------------------------------------------
           (Name, address and telephone number, including area code,
                             of agent for service)

                                  Copies to:
                             Joyce J. Mason, Esq.
                             --------------------
                                   Secretary
                                IDT Corporation
                               294 State Street
                         Hackensack, New Jersey  07601
                                (201) 928-1000

                        CALCULATION OF REGISTRATION FEE

=============================================================================================
                                         Proposed Maximum    Proposed Maximum     Amount of
Title of Securities     Amount to  be     Offering Price    Aggregate Offering   Registration
to be Registered        Registered(1)      Per Share (2)         Price (2)           Fee
=============================================================================================
Common Stock,
par value               4,458,770 (3)    $  10.25           $ 45,702,392         $ 13,850
$.01 per
share
=============================================================================================

(1) Includes 2,300,000 shares to be registered under the Amended and Restated 1996 Stock Incentive Plan and 2,158,770 shares to be registered under the Employee Stock Option Program.

(2) Estimated pursuant to Rules 457 (c) and (h) under the Securities Act of 1933, as amended, based on of the average of the high and low prices of IDT Corporation Common Stock on the Nasdaq National Market on January 13, 1997.

(3) Plus such additional number of shares of Common Stock as may be issuable pursuant to the antidilution provisions of the Amended and Restated 1996 Stock Option and Incentive Plan and the Employee Stock Option Program.

================================================================================

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT




Item 3.         Incorporation of Certain Documents By Reference

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, IDT Corporation, a Delaware corporation (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement.

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, filed October 29, 1996, as amended November 21, 1996 and January 6, 1997;

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1996, filed December 16, 1996.

     (c) The description of the common stock, par value $.01 per share (the "Common Stock"), of the Company set forth as Item 1 under the caption "Description of Securities" in the Company's Registration Statement on Form 8-A, dated March 5, 1996, filed pursuant to Section 12(g) of the Exchange Act and declared effective by the Commission on March 15, 1996, including any amendment or report filed for the purpose of updating such information.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.         Description of Securities

     Not applicable.

Item 5.         Interests of Named Experts and Counsel

     Certain legal matters with respect to the Common Stock will be passed on by Joyce J. Mason, Esq. Ms. Mason is Secretary and General Counsel and a Director of the Company and is the beneficial owner of options exercisable for 46,000 shares of Common Stock pursuant to the plans referred to in this Registration Statement.

                               page 2 of 8 pages

Item 6.         Indemnification of Directors and Officers

     The Company's Certificate of Incorporation provides that, to the extent permitted by the Delaware General Corporation Law ("DGCL"), directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 102(7) of the DGCL, however, states that such a provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company of its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL, relating to unlawful dividends, distributions or the repurchase or redemption of stock or (iv) for any transaction from which the director derives an improper personal benefit.

     The Company's By-Laws provide that the Company shall indemnify and hold harmless, to the fullest extent permitted by the DGCL, any person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with any threatened, pending or completed legal proceedings in which such person is involved by reason of the fact that he is or was a director, officer, employee or agent of the Company (or serving in any such capacity with another business organization at the request of the Company) if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Company, such director, officer, employee or agent may not be indemnified in respect of any claim, issue or matter as to which he shall have been adjudged to be liable to the Company unless a court determines otherwise.

Item 7.         Exemption From Registration Claimed.

     Not Applicable.

Item 8.         Exhibits.

     4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.01 to the Registration Statement on Form S-1 of the Company (File No. 333-00204)).

     4.2 By-Laws of the Company (incorporated by reference to Exhibit 3.02 to the Registration Statement on Form S-1 of the Company (File No. 333-00204)).

     4.3 Amended and Restated 1996 Stock Option and Incentive Plan of IDT Corporation.

     4.4 Form of Stock Option Agreement under the Amended and Restated 1996 Stock Option and Incentive Plan (incorporated by reference to Exhibit
          10.16 to the Registration Statement on Form S-1 of the Company (File No. 333-18901)).

     4.5 Form of Stock Option Agreement under the Employee Stock Option Program (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1 of the Company (File No. 333-18901)).

                               page 3 of 8 pages

     5.1   Legal Opinion of Joyce J. Mason, Esq.

     23.1  Consent of Joyce J. Mason, Esq. (included in Exhibit 5.1 hereto).

     23.2  Consent of Ernst & Young LLP

     24.1  Powers of Attorney (included in signature pages hereto).


Item 9.         Required Undertakings.

        (a)  The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement; and

                (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2)  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do
             --------  -------
             not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

        (3) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, (and, where applicable, each filing of an page 4 of 8 pages
        employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               page 5 of 8 pages

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hackensack, State of New Jersey, on January 14, 1997.

                                        IDT CORPORATION


                                        By  /s/ Howard S. Jonas
                                            ----------------------------
                                            Howard S. Jonas
                                            Chairman and Chief Executive Officer


     KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard S. Jonas and Howard S. Balter, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign any amendments to this registration statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



         SIGNATURE                          TITLES                                  DATE
         ---------                          ------                                  ----
/s/ Howard S. Jonas            Chairman and Chief Executive Officer           January 13, 1997
---------------------------
Howard S. Jonas                   (Principal Executive Officer)

/s/ James Courter                    President and Director                   January 14, 1997
---------------------------
James Courter

/s/ Howard S. Balter           Chief Operating Officer and Director           January 13, 1997
---------------------------
Howard S. Balter                  (Principal Financial Officer)

/s/ Marc E. Knoller                 Vice President and Director               January 13, 1997
---------------------------
Marc E. Knoller

                               page 6 of 8 pages



         SIGNATURE                          TITLES                                  DATE
         ---------                          ------                                  ----
/s/ Joyce J. Mason                    Secretary and Director                  January 13, 1997
---------------------------
Joyce J. Mason

/s/                                        Director                           January __, 1997
---------------------------
Meyer A. Berman

/s/                                        Director                           January __, 1997
---------------------------
J. Warren Blaker

/s/                                        Director                           January __, 1997
---------------------------
David S. Steiner

/s/ Bert W. Waserman                       Director                           January 14, 1997
---------------------------
Bert W. Wasserman

                               page 7 of 8 pages

                              EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-------------  ----------------------

4.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.01 to the Registration Statement on Form S-1 of the Company (File No. 333-00294)).

4.2 By-Laws of the Company (incorporated by reference to Exhibit 3.02 to the Registration Statement on Form S-1 of the Company (File No. 333-00294)).

4.3  Amended and Restated 1996 Stock Option and Incentive Plan of IDT
     Corporation.

4.4 Form of Stock Option Agreement under the Amended and Restated 1996 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1 of the Company (File No. 333-18901)).

4.5 Form of Stock Option Agreement under the Employee Stock Option Plan (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1 of the Company (File No. 333-18901)).

5.1  Legal Opinion and consent of Joyce J. Mason, Esq.

23.1 Consent of Joyce J. Mason, Esq. (included in Exhibit 5.1 hereto).

23.2 Consent of Ernst & Young LLP.

24.1 Powers of Attorney (included in signature pages hereto).

                               page 8 of 8 pages